Exhibit 10.2

ZHONE TECHNOLOGIES, INC.

AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

AND

RESTRICTED STOCK AWARD AGREEMENT

Zhone Technologies, Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 2001 Stock Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Grantee”) the number of Shares set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Grantee:	________________________________________________________________________

Grant Date:	________________________________________________________________________

Total Number of Shares of	___________
Restricted Stock:

Vesting Schedule:	1/48th of the Shares shall be released from the Forfeiture Restriction set forth in Section 3.1 of the Restricted Stock Agreement following the end of each full month of continuous service as an Eligible Individual following the Issuance Date.

By his or her signature, Grantee agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Grantee has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Grantee is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

ZHONE TECHNOLOGIES, INC.		GRANTEE

By:		By:
Print Name:		Print Name:
Title:
Address:	7001 Oakport Street	Address:
Oakland, CA 94621

EXHIBIT A

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Zhone Technologies, Inc., a Delaware corporation (the “Company”), has granted to Grantee the right to purchase the number of Shares of Restricted Stock under the Company’s Amended and Restated 2001 Stock Incentive Plan (the “Plan”) indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

ARTICLE II

ISSUANCE OF SHARES

2.1 Issuance of Shares. Pursuant to the Plan and subject to the terms and conditions of this Agreement, on the Issuance Date (as defined below), the Company will issue to Grantee the number of Shares set forth in the Grant Notice for good and valuable consideration which the Company has determined to exceed the par value of the Company’s common stock.

2.2 Issuance Mechanics. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties (the “Issuance Date”). On the Issuance Date, the Company will deliver to Grantee a certificate representing the Shares to be issued to Grantee (which shall be issued in Grantee’s name) or shall make a book entry to such effect.

ARTICLE III

FORFEITURE AND TRANSFER RESTRICTIONS

3.1 Forfeiture Restriction. Subject to the provisions of Section 3.2 below, in the event of Grantee’s termination of service as an Eligible Individual for any reason, including as a result of Grantee’s death or Disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being forfeited by Grantee. In the event any of the Shares are forfeited pursuant to this Section 3.1, any assets or other securities received by or distributed to Grantee with respect to, in exchange for or in substitution of such Shares and held by the escrow agent pursuant to Section 3.5 and Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

3.2 Release of Shares from Forfeiture Restriction. The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice. Subject to Section 10.4(b) of the Plan, in the event of a Change in Control, the Forfeiture Restrictions shall continue with respect to the Shares (or any shares of such surviving or acquiring corporation that may be issued in exchange for such Shares). Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”

3.3 Transfer Restriction. No Unreleased Shares or any interest or right therein or part thereof may be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall such Unreleased Shares be delivered to Grantee, and any attempted disposition thereof shall be null and void and of no effect. Any permitted transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.

3.4 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Grantee shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

3.5 Assets or Securities Issued With Respect to Shares. Any and all cash dividends paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1 and the Joint Escrow Instructions) and any and all Shares, capital stock or other securities or other property received by or distributed to Grantee with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Forfeiture Restriction (as defined in Section 3.1 above) and the restrictions on transfer in Section 3.3 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Forfeiture Restriction pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Shares, including, without limitation, a Change in Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Forfeiture Restriction (as defined in Section 3.1 above) and the restrictions on transfer in Section 3.3 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Forfeiture Restriction pursuant to this Agreement). Any such assets or other securities received by or distributed to Grantee with respect to, in exchange for or in substitution of any Unreleased Shares shall be immediately delivered to the Company to be held in escrow pursuant to Section 4.1.

ARTICLE IV

ESCROW

4.1 Escrow. To insure the availability for delivery of Grantee’s Unreleased Shares upon forfeiture under Section 3.1, Grantee hereby appoints the secretary, or any other person designated by the Company as escrow agent from time to time, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, forfeited by Grantee pursuant to Section 3.1 and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificate(s) representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C. The Unreleased Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Grantee attached as Exhibit D hereto, until the Shares are forfeited as provided in Section 3.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Forfeiture Restriction, the escrow agent shall promptly deliver to Grantee the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Grantee, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any assets or other securities received by or distributed to Grantee with respect to, in exchange for or in substitution of such Unreleased Shares are held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such assets or other securities shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such assets or other securities relate from the Forfeiture Restriction (or, if such Unreleased Shares are no longer outstanding, until such time as such Unreleased Shares would have been released from the Forfeiture Restriction pursuant to this Agreement).

4.2 Transfer of Forfeited Shares to Company. Grantee hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer any Unreleased Shares which are forfeited pursuant to Section 3.1 above from Grantee to the Company.

4.3 Limited Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

ARTICLE V

TAXATION REPRESENTATIONS

In connection with the purchase of the Shares, Grantee represents to the Company the following:

(a) Grantee acknowledges that Grantee has been informed that unless an election is filed by Grantee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the date of this Agreement, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (and similar state tax provisions if applicable), to be taxed currently on the fair market value of the Shares on the date of this Agreement, there will be a recognition of taxable income to Grantee equal to the fair market value of the Shares at the time the Forfeiture Restriction lapses. Grantee represents that Grantee has consulted any tax consultant(s) Grantee deems advisable in connection with the receipt or disposition of the Shares or the filing of the election under Section 83(b) and similar tax provisions and that Grantee is not relying on the Company for any tax advice.

THE FORM FOR MAKING THE SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT E, AND GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON GRANTEE’S BEHALF.

(b) Grantee has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Grantee understands that Grantee (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Grantee or in any form of consideration permitted by Section 22.4 of the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or exercise of the Shares. The Company shall not be obligated to deliver any new certificate representing vested Shares to Grantee or Grantee’s legal representative unless and until Grantee or Grantee’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Grantee resulting from the grant of the Shares or the lapse or removal of the Forfeiture Restriction.

ARTICLE VI

RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS

6.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

6.2 Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

6.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.4 Removal of Legend. After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Grantee’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 6.1, and delivered to Grantee.

ARTICLE VII

MISCELLANEOUS

7.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

7.2 Entire Agreement; Enforcement of Rights. The Plan is incorporated herein by reference. This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary anywhere else in this Agreement, the grant of the Shares is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Any of Grantee’s rights hereunder shall be in addition to any rights Grantee may otherwise have under benefit plans or agreements of the Company to which Grantee is a party or in which Grantee is a participant, including, but not limited to, any Company sponsored employee benefit plans, stock option plans, severance plans or severance agreements. The provisions of this Agreement shall not in any way limit Grantee’s rights under such other plans and agreements.

7.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

7.5 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

7.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

7.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

7.8 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Grantee. The rights and obligations of Grantee under this Agreement may only be assigned with the prior written consent of the Company.

7.9 Conformity to Securities Laws. Grantee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

EXHIBIT B

CONSENT OF SPOUSE

I, ________________________, spouse of [Name of Grantee], have read and hereby approve the foregoing Restricted Stock Award Agreement. In consideration of the Company’s issuing the Shares to my spouse as set forth in the Restricted Stock Award Agreement, I hereby agree to be irrevocably bound by the Restricted Stock Award Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Restricted Stock Award Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Restricted Stock Award Agreement.

_______________________

(Signature)

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EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________, hereby sell, assign and transfer unto _________________________________________________ (            ) shares of the Common Stock of Zhone Technologies, Inc. registered in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Award Agreement between Zhone Technologies, Inc. and the undersigned dated _________, 20_____.

Dated:	_____________________, _______	_________________________________________
[Name of Grantee]

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction, as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Grantee.

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EXHIBIT D

JOINT ESCROW INSTRUCTIONS

[Date]

Zhone Technologies, Inc.

Attn: Secretary

7001 Oakport Street

Oakland, CA 94621

As Escrow Agent for both Zhone Technologies, Inc. (the “Company”) and the undersigned recipient of stock of the Company (the “Grantee”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement (“Agreement”) between the Company and Grantee, in accordance with the following instructions:

1. In the event of forfeiture of any of the shares owned by Grantee pursuant to the Forfeiture Restriction set forth in the Agreement, the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) shall give to Grantee and you a written notice specifying the number of shares of stock forfeited and the date of forfeiture. Grantee and the Company hereby irrevocably authorize and direct you to effect the forfeiture contemplated by such notice in accordance with the terms of said notice.

2. As of the date of forfeiture indicated in such notice, you are directed (a) to date the stock assignments necessary for the forfeiture and transfer in question, (b) to fill in the number of shares being forfeited and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be forfeited and transferred, to the Company or its assignee.

3. Grantee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares. Grantee does hereby irrevocably constitute and appoint you as Grantee’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Grantee shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Grantee, but no more than once per calendar year, unless the Forfeiture Restriction has been triggered, you will deliver to Grantee a certificate or certificates representing the number of shares of stock as are not then subject to the Forfeiture Restriction. Within one hundred twenty (120) days after all shares of stock subject to the Agreement are fully released from the Forfeiture Restriction, or such time as the Agreement no longer is in effect, you will deliver to Grantee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited pursuant to the Forfeiture Restriction set forth in Section 3.1 of the Agreement.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Grantee, you shall deliver all of the same to Grantee and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and the Company shall reimburse you for any reasonable attorneys’ fees incurred in connection therewith.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses set forth on the signature page attached hereto or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

The parties have executed these Joint Escrow Instructions as of the date first set forth above.

ZHONE TECHNOLOGIES, INC.

By:
Name:
Title:

Address:

7001 Oakport Street Oakland, CA 94621

GRANTEE:

[Name of Grantee]

Address:

ESCROW AGENT:

Secretary, Zhone Technologies, Inc.

Address:

7001 Oakport Street Oakland, CA 94621

EXHIBIT E

FORM OF SECTION 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Zhone Technologies, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than thirty days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

1.	Complete the Section 83(b) election form (attached as Attachment 1) and make four copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

2.	Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3.	Send the cover letter with the originally executed Section 83(b) election form and one copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4.	One copy must be sent to Zhone Technologies, Inc. for its records and one copy must be attached to your federal income tax return for the applicable calendar year.

5.	Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

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ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock of Zhone Technologies, Inc., a Delaware corporation (the “Company”).

1.	The name, address and taxpayer identification number of the undersigned taxpayer are:

___________________________

___________________________

SSN: _______________________

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

___________________________

___________________________

___________________________

SSN: _______________________

2.	Description of the property with respect to which the election is being made:

__________________ (            ) shares of Common Stock of the Company.

3.	The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year [20_____].

4.	Nature of restrictions to which the property is subject:

The Shares are subject to forfeiture if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5.	The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was [$______] per share.

6.	The amount paid by the taxpayer for Shares was [$0.00] per share.

7.	A copy of this statement has been furnished to the Company.

Dated: ________________________, ___________	Taxpayer Signature _______________________________

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: ________________________, ___________	Spouse’s Signature _______________________________

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ATTACHMENT 2

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

__________________, ____

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer: ____________________________________________________________________

Taxpayer’s Social Security Number: ________________________________________________

Taxpayer’s Spouse: _____________________________________________________________

Taxpayer’s Spouse’s Social Security Number: _________________________________________

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:	Zhone Technologies, Inc.

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